EXECUTION COPY

EXHIBIT 10(l)(ii)

THIS SECOND AMENDMENT TO ENGLISH RECEIVABLES SALE AGREEMENT (this “Amendment”) is dated December _12 , 2022, and made among ARROW ELECTRONICS (UK) LIMITED, a private company with limited liability incorporated under the laws of England and Wales, as seller and servicer (“Arrow UK"), ARROW EMEA FUNDING CORP B.V., a special purpose vehicle incorporated as a limited liability company under the laws of the Netherlands, as buyer (the “SPV”), and BNP PARIBAS (“BNPP”), a société anonyme incorporated under the laws of France, as the administrative agent (in such capacity, the “Administrative Agent”).

WITNESSETH
WHEREAS, the SPV and Arrow UK have entered into that certain English Receivables Sale Agreement, dated as of January 27, 2020 (as amended up to the date of this Amendment, the “English RSA”); and
WHEREAS, the SPV and Arrow UK desire to amend the English RSA as provided herein.
NOW THEREFORE, the parties hereto agree as follows.
THIS DEED WITNESSES that:
1.DEFINITIONS AND INTERPRETATION
1.1Terms defined in the Master Framework Agreement
In this Amendment, unless otherwise defined herein or the context otherwise requires, capitalised terms have the meanings set forth in the Master Framework Agreement dated as of January 27, 2020 and signed by, among others, the parties hereto (as amended from time to time, the "Master Framework Agreement").
1.2Interpretation
The principles of interpretation set out in Clause 2.2 (Interpretation) of the Master Framework Agreement apply to this Amendment, mutatis mutandis, as if fully set forth herein.
2.AMENDMENT TO ENGLISH RSA
The SPV and Arrow UK hereto hereby agree that the English RSA is amended as follows:
1.1The definition of “Discount” in Clause 1.2 of the English RSA is hereby amended and restated in its entirety to read as follows:
"Discount" means 60 basis points (0.60%), or such other amount as may be mutually agreed from time to time in writing (which may be via email) by the Purchaser Agents, acting together, in their sole discretion.

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3.EFFECTIVENESS
1.1Effective Date
Subject to Clause 3.3 below, this Amendment shall become effective on the date hereof (the “Effective Date”), provided that the SPV shall have received a counterpart (or counterparts) of this Amendment executed and delivered by each of the parties hereto. All covenants, agreements, representations and warranties made herein and in the English RSA shall survive the execution and delivery of this Amendment and shall continue in full force and effect.
1.2Status
This Amendment is designated as a Transaction Document.
1.3Continuing effect; Further Assurances
On the Effective Date, and immediately following receipt of the items specified in Clause 3.1 above, the amendments and modifications to the English RSA shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to the modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be a part of the respective terms and conditions of the English RSA for any and all purposes. Except as modified and expressly amended by this Amendment, the English RSA is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
4.MISCELLANEOUS
1.1Counterparts
This Amendment may be executed in any number of counterparts, and this has the same effect as if the signatures (and if applicable, seals) on the counterparts were on a single copy of this Amendment. Delivery by electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart of this Amendment.
1.2Third Party Rights
Except in respect of the Secured Parties not party to this Amendment, which Persons (including, for the avoidance of doubt, their respective successors and permitted assigns) are intended to have the benefit of (but shall not enforce other than via the Administrative Agent) this Amendment pursuant to the Contracts (Rights of Third Parties) Act 1999, a Person who is not a party has no rights under the Contracts (Rights
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of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment.
1.3GOVERNING LAW
This Amendment and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.
1.4Jurisdiction of the English Courts
(a)The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment (including Clause 4.3 (Governing Law) and this Clause 4.4 and a dispute regarding the existence, validity or termination of this Amendment) (a “Dispute”).
(b)The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.
1.5Limited Recourse and No Proceedings
(a)Limited Recourse. Each party hereto agrees that notwithstanding anything to the contrary contained in this Amendment, the obligations of the SPV under this Amendment are solely the corporate obligations of the SPV and shall be payable solely to the extent of funds available to the SPV to satisfy such obligation in accordance with the Priority of Payments and to the extent that such funds are insufficient, any undischarged claims shall be extinguished.
(b)No Proceedings. No party to this Amendment may, prior to the date which is two (2) years and one (1) day after the Final Payout Date, institute against, or join any other Person in instituting against, the SPV any proceeding of a type referred to in the definition of Event of Insolvency.
1.6Binding Effect
This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided that, except pursuant to the Servicing Deed, the SPV may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Majority Purchasers.
1.7Partial Invalidity
If, at any time, any provision of this Amendment is or becomes illegal, invalid or unenforceable in any respect under any Law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the Law of any other jurisdiction will in any way be affected or impaired.
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IN WITNESS WHEREOF, this Amendment has been executed as a deed by the parties hereto on the date first above written.

ARROW EMEA FUNDING CORP B.V., as the SPV
By:

By:
Name: Title:

By:
Name: Title:

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Seller and Original Servicer:

EXECUTED as a deed by _ _,    )
duly authorised for and on behalf            )
of ARROW ELECTRONICS (UK)            )
LIMITED                        )

EXECUTED as a deed by _ , )
duly authorised for and on behalf            )
of ARROW ELECTRONICS (UK)            )
LIMITED                        )

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Administrative Agent

Executed as a deed by BNP Paribas, a company incorporated in France, acting by ___________ and ________ who, in accordance with the laws of that territory, are acting under the authority of that company.

Signature in the name of the company:                             BNP Paribas

Signature of ________:

Signature of __________:

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